SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 1, 2003


                           Online Gaming Systems, Ltd.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-27256             13-3858917
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)


               3225 McLeod Drive, 1st Floor, Las Vegas, NV, 89121
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (702) 736-7477

        200 East Palmetto Park Road, Suite 200, Boca Raton, Florida 33431
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On June 30, 2003, the Board of Directors of Online Gaming Systems, Ltd. (the "Registrant" or the "Company") approved a plan whereby it was determined to be in the best interests of the Registrant to enter into and did enter into an agreement to exchange all of its assets with Ahead Investment, Ltd., the Registrant's sole secured creditor, in satisfaction of $3,000,000.00 of the secured indebtedness. The Registrant's management investigated various possible alternatives to the above transaction but was without substantial resources to undertake any other alternative. The Registrant intends to consummate the above sale on or about July 21, 2003 after a vote of the Registrant's stockholders.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONLINE GAMING SYSTEMS, LTD.

Dated: July 1, 2003                     By: /s/ Lawrence P. Tombari
                                            -----------------------
                                        Name:  Lawrence P. Tombari
                                        Title: President